                                                                     Exhibit 4.3


                              CONVEYANCE AGREEMENT

     Advanta Mortgage Corp. USA ("USA"), Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp. Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta Mortgage Corp. of New Jersey, Advanta Mortgage Corp. Northeast, Advanta Finance Corp. and Advanta National Bank, as Affiliated Originators, Advanta Conduit Receivables, Inc., as an Affiliate, Advanta Mortgage Conduit Services, Inc. as Sponsor (the "Sponsor"), pursuant to the Master Loan Transfer Agreement dated as of June 15, 1997 (the "Mortgage Transfer Agreement") among themselves and Bankers Trust Company of California, N.A. as conduit trustee (the "Conduit Trustee"), hereby confirm their understanding with respect to the conveyance by each Affiliated Originator, the Affiliate and the Sponsor of those Mortgage Loans listed on the Schedule of Mortgage Loans (the "Transferred Mortgage Loans") (attached as Schedule I to the Pooling and Servicing Agreement date as of December 1, 1997 among the Sponsor, USA and Bankers Trust Company of California, N.A., as Trustee) from the Conduit Acquisition Trust to the Advanta Mortgage Loan Trust 1997-4 (the "Trust").

     CONVEYANCE OF TRANSFERRED MORTGAGE LOANS. Each Affiliated Originator, the Affiliate and the Sponsor, concurrently with the execution and delivery of this Conveyance Agreement, does hereby irrevocably transfer, assign, set over and otherwise convey, and does direct the Conduit Trustee:

     (i) to convey to Advanta Conduit Receivables, Inc., without recourse (except as otherwise explicitly provided for herein) all of its right, title and interest in and to the Transferred Mortgage Loans being conveyed by it, including specifically, without limitation, the Mortgages (as such term is defined in the "related Advanta Pooling Agreement"), the Files and all other documents, materials and properties appurtenant thereto and the Notes, including all interest and principal received by such Affiliated Originator on or with respect to such Transferred Mortgage Loans on or after the related Cut-Off Date, together with all of its right, title and interest in and to the proceeds received on or after the related Cut-off Date of any related insurance policies; and (ii) to convey, from Advanta Conduit Receivables, Inc. to the Trust, without recourse (except as otherwise explicitly provided for herein) all of its right, title and interest in and to the Transferred Mortgage Loans being conveyed by it, including specifically, without limitation, the Mortgages (as such term is defined in the "related Advanta Pooling agreement"), the Files and all other documents, materials and properties appurtenant thereto and the Notes, including all interest and principal received by Advanta Conduit Receivables, Inc. on or with respect to such Transferred Mortgage Loans on or after the related Cut-Off Date, together with all of its right, title and interest in and to the proceeds received on or after the related Cut-off Date of any related insurance policies.

     If an Affiliated Originator cannot deliver the original Mortgage or mortgage assignment with evidence of recording thereon concurrently with the execution and delivery of this Conveyance Agreement solely because of a delay caused by the public recording office where such original Mortgage or mortgage assignment has been delivered for recordation, such Affiliated Originator shall promptly deliver to Bankers Trust Company of California, N.A., in its capacity as Trustee (the "Trustee") such original Mortgage or mortgage assignment with evidence of recording indicated thereon upon receipt thereof from the public recording official.

     The costs relating to the delivery of the documents specified in this Conveyance Agreement shall be borne by each Affiliated Originator.

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     The Affiliated Originators hereby make the representations and Warranties set forth in Section 5(b) of the Master Transfer Agreement with respect to the Transferred Mortgage Loans, together with the following additional representation and warranty.

     As of the Startup Day, no Mortgage is currently a debtor in a cases under Title 11 of the United States Code, or any similar state insolvency proceeding.

     The Trustee and the trust are intended beneficiaries of this Agreement and of the foregoing representations, warranties and agreements.

     The "Cut-Off Date" with respect to such Transferred Mortgage Loans shall be December 1, 1997.

     All terms and conditions of the Master Transfer Agreement are hereby incorporated herein; provided that in the event of any conflict the provisions of this Conveyance Agreement shall control over the conflicting provisions of the Master Transfer Agreement.

     For purposes of this Conveyance Agreement, the "related Advanta Pooling Agreement" with respect to the Transferred Mortgage Loans is the Pooling and Servicing Agreement dated as of December 1, 1997 by and among the Sponsor, USA and the Trustee.

     Terms capitalized herein and not defined herein shall have their respective meanings as set forth in the Mortgage Transfer Agreement.

                              ADVANTA MORTGAGE CORP. USA
                              ADVANTA MORTGAGE CORP. MIDATLANTIC
                              ADVANTA MORTGAGE CORP. MIDATLANTIC II
                              ADVANTA MORTGAGE CORP. MIDWEST
                              ADVANTA MORTGAGE CORP. OF NEW JERSEY
                              ADVANTA MORTGAGE CORP. NORTHEAST
                              ADVANTA NATIONAL BANK,
                               as Affiliated Originators

                                and

                              ADVANTA CONDUIT RECEIVABLES, INC.,
                               as an Affiliate


                              By:/s/ Mark T. Dunsheath
                                 ___________________________________
                                 Name:  Mark T. Dunsheath
                                 Title: Vice President



                              ADVANTA MORTGAGE CONDUIT SERVICES,
                              INC., as Sponsor


                              By:/s/ Mark T. Dunsheath
                                 ___________________________________
                                 Name:  Mark T. Dunsheath
                                 Title: Vice President


                              BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
                               as Trustee


                              By:
                                 ___________________________________
                                 Name:
                                 Title:


                              ADVANTA FINANCE CORP.


                              By:/s/ Mark T. Dunsheath
                                 ___________________________________
                                 Name:  Mark T. Dunsheath
                                 Title: Vice President

Dated: December 18, 1997



                             [Conveyance Agreement]

                              ADVANTA MORTGAGE CORP. USA
                              ADVANTA MORTGAGE CORP. MIDATLANTIC
                              ADVANTA MORTGAGE CORP. MIDATLANTIC II
                              ADVANTA MORTGAGE CORP. MIDWEST
                              ADVANTA MORTGAGE CORP. OF NEW JERSEY
                              ADVANTA MORTGAGE CORP. NORTHEAST
                              ADVANTA NATIONAL BANK,
                               as Affiliated Originators

                                and

                              ADVANTA CONDUIT RECEIVABLES, INC.,
                               as an Affiliate


                              By:
                                 ___________________________________
                                 Name:  Mark T. Dunsheath
                                 Title: Vice President



                              ADVANTA MORTGAGE CONDUIT SERVICES,
                              INC., as Sponsor


                              By:
                                 ___________________________________
                                 Name:  Mark T. Dunsheath
                                 Title: Vice President


                              BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
                               as Trustee


                              By:/s/ Stephen Hessler
                                 ___________________________________
                                 Name:  Stephen Hessler
                                 Title: Assistant Vice President


                              ADVANTA FINANCE CORP.


                              By:
                                 ___________________________________
                                 Name:  Mark T. Dunsheath
                                 Title: Vice President

Dated: December 18, 1997



                             [Conveyance Agreement]